Transamerica Barrow Hanley Dividend Focused VP

SCHEDULE OF INVESTMENTS

At September 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 97.6%
Aerospace & Defense - 5.9%
General Dynamics Corp.	131,814	$ 18,247,012
Raytheon Technologies Corp.	296,577	17,065,041

		35,312,053

Banks - 9.2%
JPMorgan Chase & Co.	196,632	18,929,763
US Bancorp	502,683	18,021,186
Wells Fargo & Co.	760,295	17,874,535

		54,825,484

Beverages - 3.8%
Coca-Cola European Partners PLC	314,759	12,215,797
Molson Coors Beverage Co., Class B	311,194	10,443,670

		22,659,467

Capital Markets - 3.0%
Northern Trust Corp.	230,183	17,947,368

Chemicals - 9.6%
Corteva, Inc.	724,478	20,872,211
DuPont de Nemours, Inc.	291,893	16,194,224
Linde PLC	86,400	20,574,432

		57,640,867

Consumer Finance - 3.3%
American Express Co.	197,393	19,788,648

Diversified Telecommunication Services - 4.9%
AT&T, Inc.	295,247	8,417,492
Verizon Communications, Inc.	354,961	21,116,630

		29,534,122

Electric Utilities - 6.4%
Entergy Corp.	210,595	20,749,926
Exelon Corp.	494,999	17,701,164

		38,451,090

Equity Real Estate Investment Trusts - 2.5%
Healthpeak Properties, Inc.	551,059	14,961,252

Health Care Equipment & Supplies - 4.2%
Medtronic PLC	244,133	25,370,301

Health Care Providers & Services - 9.6%
Cigna Corp.	99,455	16,848,671
CVS Health Corp.	379,044	22,136,170
UnitedHealth Group, Inc.	59,136	18,436,831

		57,421,672

Household Durables - 3.4%
Lennar Corp., Class A	89,171	7,283,487
Whirlpool Corp.	70,112	12,892,896

		20,176,383

Insurance - 6.4%
Aon PLC, Class A	80,350	16,576,205
Chubb, Ltd.	186,521	21,658,818

		38,235,023

	Shares	Value
COMMON STOCKS (continued)
Machinery - 8.3%
Deere & Co.	80,203	$ 17,775,391
Stanley Black & Decker, Inc.	124,897	20,258,294
Westinghouse Air Brake Technologies Corp.	185,364	11,470,324

		49,504,009

Multi-Utilities - 3.0%
CenterPoint Energy, Inc.	937,042	18,131,763

Oil, Gas & Consumable Fuels - 5.1%
Hess Corp.	266,275	10,898,636
Phillips 66	260,895	13,524,797
Valero Energy Corp.	134,216	5,814,237

		30,237,670

Pharmaceuticals - 3.2%
Johnson & Johnson	127,473	18,978,180

Specialty Retail - 4.3%
Lowe’s Cos., Inc.	156,493	25,955,929

Thrifts & Mortgage Finance - 1.5%
New York Community Bancorp, Inc.	1,058,387	8,752,860

Total Common Stocks (Cost $604,109,467)		583,884,141

	Principal	Value
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp., 0.00% (A), dated 09/30/2020, to be repurchased at $13,289,649 on 10/01/2020. Collateralized by U.S. Government Obligations, 0.13% - 0.16%, due 07/15/2022 - 07/31/2022, and with a total value of $13,555,539.	$ 13,289,649	13,289,649

Total Repurchase Agreement (Cost $13,289,649)		13,289,649

Total Investments (Cost $617,399,116)		597,173,790
Net Other Assets (Liabilities) - 0.2%		1,255,135

Net Assets - 100.0%		$ 598,428,925

Transamerica Series Trust	Page 1

Transamerica Barrow Hanley Dividend Focused VP

SCHEDULE OF INVESTMENTS (continued)

At September 30, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$583,884,141	$—	$—	$583,884,141
Repurchase Agreement	—	13,289,649	—	13,289,649

Total Investments	$583,884,141	$13,289,649	$—	$597,173,790

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at September 30, 2020.
(B)	There were no transfers in or out of Level 3 during the period ended September 30, 2020. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Series Trust	Page 2

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO SCHEDULE OF INVESTMENTS

At September 30, 2020

(unaudited)

INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at September 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

The notes are an integral part of this report. Transamerica Series Trust	Page 3